EXHIBIT 23.1






                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-55496, 33-92576 and 333-14921) of Gantos, Inc. of our report dated April 30, 1998, appearing on page F-2 of this Form 10-K.





PRICE WATERHOUSE LLP

Battle Creek, Michigan
April 30, 1998


                                      48